Exhibit 10.1
Supplemental Agreement No. 9

to

Purchase Agreement No. 1783

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 757-224 Aircraft


THIS SUPPLEMENTAL AGREEMENT, entered into as of August 13, 1997 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No.
1783 dated March 18, 1993, as amended and supplemented, relating to Boeing Model 757-224 aircraft (the Agreement); and

WHEREAS, Buyer wishes to exercise [CONFIDENTIAL MATERIAL OMITTED
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate certain other changes as set forth herein;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.  Table of Contents and Articles:

    1.1 Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect amendment of the Agreement as of the date of this Supplemental Agreement.

    1.2  Remove and replace, in its entirety, Article 1, Subject
Matter of Sale, with new Article 1 (attached hereto) to incorporate the increase of Block A-1 Aircraft from Twenty-Five
(25) to Twenty-Seven (27) and the increase of Block B Aircraft from Six (6) to Nine (9).

    1.3 Remove and replace, in its entirety, Article 2, Delivery, Title and Risk of Loss, with new Article 2 (attached hereto) to incorporate a revised delivery schedule for the Block
A-1 and Block B Aircraft.

    1.4 Remove and replace, in its entirety, Article 3, Price of Aircraft, with new Article 3 (attached hereto) to incorporate revised Advance Payment Base Prices for the Block A-1 and Block B
Aircraft.

    1.5  Remove and replace, in its entirety, the Delivery
Schedule for Model 757-224 Aircraft, following Article 15, with a revised delivery schedule (attached hereto) to incorporate current Aircraft delivery data.


2.  Letter Agreements:

    2.1 Add revised Letter Agreement 1783-10R2, Option Aircraft, to incorporate [CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    2.2  Add revised Letter Agreement 6-1162-WLJ-375R5, Special
Matters, to add certain contractual matters.

    2.3  Add revised Letter Agreement 6-1162-WLJ-367R5,
Disclosure of Confidential Information, to incorporate the reference to the addition of the Block B Aircraft.

3.  Payment of Additional Advance Payments.

    Within three (3) business days after execution of this Supplemental Agreement, Buyer shall transfer to Boeing's account at Chase Manhattan Bank, New York, N.Y., the sum of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] which sum represents advance payments then due with respect to the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Option Aircraft being exercised and option deposits then due with respect to the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Option Aircraft as of the effective date of the Supplemental Agreement.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                 CONTINENTAL AIRLINES, INC.


By:   /s/ Gunar O. Clem            By:    /s/ Brian Davis


Its:    Attorney-In-Fact           Its:   Vice President

                       TABLE OF CONTENTS

ARTICLES                                           Page  Rev. By

ARTICLE 1.    Subject Matter of Sale.............. 1-1    SA#8

ARTICLE 2.    Delivery, Title and Risk of Loss...  2-1    SA#8

ARTICLE 3.    Price of Aircraft................... 3-1    SA#8

ARTICLE 4.    Taxes............................... 4-1

ARTICLE 5.    Payment............................. 5-1

ARTICLE 6.    Excusable Delay..................... 6-1

ARTICLE 7.    Changes to the Detail Specification. 7-1    SA#4

ARTICLE 8.    Federal Aviation Requirements and
              Certificates ....................... 8-1

ARTICLE 9.    Representatives, Inspection,
              Flights and Test Data............... 9-1

ARTICLE 10.   Assignment, Resale or Lease......... 10-1

ARTICLE 11.   Termination for Certain Events...... 11-1

ARTICLE 12.   Product Assurance; Disclaimer and
              Release; Exclusion of Liabilities;
              Customer Support; Indemnification
              and Insurance....................... 12-1

ARTICLE 13.   Buyer Furnished Equipment and
              Spare Parts......................... 13-1   SA#2

ARTICLE 14.   Contractual Notices and Requests.... 14-1

ARTICLE 15.   Miscellaneous....................... 15-1

Schedule for Delivery of Model 757-224 Aircraft           SA#8

EXHIBITS

EXHIBIT A     Aircraft Configuration ............. A-1    SA#8

EXHIBIT B     Product Assurance Document ......... B-1    SA#2

EXHIBIT C     Customer Support Document .......... C-1    SA#2

EXHIBIT D     Price Adjustments Due to Economic           SA#8
                Fluctuations - Airframe and
                Engines                            D-1

EXHIBIT E     Buyer Furnished Equipment Provisions
              Document ........................... E-1    SA#4

EXHIBIT F     Defined Terms Document ...........   F-1    SA#2


LETTER AGREEMENTS

1783-1            Spare Parts Support                     SA#2

1783-2            Seller Purchased Equipment              SA#2

1783-4            Waiver of Aircraft Demonstration        SA#2
                    Flights

1783-5            Promotional Support                     SA#2

1783-6            Configuration Matters                   SA#2

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH  SA#2
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT]

1783-8            Spare Parts Provisioning                SA#2

1783-9            Escalation Sharing                      SA#5

1783-10R2         Option Aircraft                         SA#9

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH  SA#2
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-WLJ-367R4  Disclosure of Confidential Info         SA#8

6-1162-WLJ-369    Additional Considerations               SA#2

6-1162-WLJ-372    Conditions Relating to                  SA#2
                    Purchase Agreement

6-1162-WLJ-375R4  Special Matters                         SA#8

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH  SA #2
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-WLJ-391R1  Special Purchase Agreement Provisions   SA#4

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH  SA#2
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-WLJ-405    Certain Additional Contractual          SA#2
                    Matters

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH SA#2 THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A SA#3
REQUEST FOR CONFIDENTIAL TREATMENT]                       SA#5
                                                          SA#6
                                                          SA#7


SUPPLEMENTAL AGREEMENTS                 Dated as of:

Supplemental Agreement No. 1            April 29, 1993

Supplemental Agreement No. 2            November 4, 1993

Supplemental Agreement No. 3            November 19, 1993

Supplemental Agreement No. 4            March 31, 1995

Supplemental Agreement No. 5            November 30, 1995

Supplemental Agreement No. 6            June 13, 1996

Supplemental Agreement No. 7            July 23, 1996

Supplemental Agreement No. 8            October 27, 1996

Supplemental Agreement No. 9            August 13, 1997

ARTICLE 1. Subject Matter of Sale.

            1.1 The Aircraft. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of the following Boeing Model 757-224 aircraft (the
Aircraft).

                 1.1.1  Block A, A-1 and B Aircraft.  Twenty-
seven (27) Block A and A-1 Aircraft (the Block A and A-1 Aircraft) and Nine (9) Block B Aircraft (the Block B Aircraft) manufactured in accordance with Boeing detail specification D924N104-3, dated as of even date herewith, as described in Exhibit A, and as modified from time to time in accordance with this Agreement (Detail Specification).

            1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

            1.3  [CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

            1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

ARTICLE 2. Delivery, Title and Risk of Loss.

            2.1  Time of Delivery.  The Aircraft will be
delivered to Buyer by Boeing, and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

            Month and Year
            of Delivery            Quantity of Aircraft

            Block A Aircraft
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

            Block A-1 Aircraft
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

                 Total:                  Twenty-Seven (27)

            Block B Aircraft
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

            Total:                       Nine (9)

            2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

            2.3 Notice of Delivery Date. Boeing will give Buyer at least 7 days' notice of the delivery date of the Aircraft. If an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

            2.4 Place of Delivery. The Aircraft will be delivered at a facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

            2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

            2.6 Documents of Title. Upon delivery of and payment for each Aircraft, Boeing shall deliver to Buyer a bill of sale duly conveying to Buyer good title to such Aircraft free and clear of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.

ARTICLE 3. Price of Aircraft.

            3.1  Definitions.

                 3.1.1 Special Features are the features listed in Exhibit A which have been selected by Buyer.

                 3.1.2  Base Airframe Price is the Aircraft Basic
Price excluding the price of Special Features and Engines.

                 3.1.3 Engine Price is the price established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D.

                 3.1.4 Aircraft Basic Price is comprised of the Base Airframe Price, the Engine Price and the price of the Special Features.

                 3.1.5  Economic Price Adjustment is the
adjustment to the Aircraft Basic Price (Base Airframe, Engine and
Special Features) as calculated pursuant to Exhibit D.

                 3.1.6 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

                 3.1.7 Price First Published is the first price published by Boeing for the same model of aircraft to be delivered in the same general time period as the affected
Aircraft and is used to establish the Base Airframe Price when the Base Airframe Price was not established at the time of execution of this Agreement.

            3.2  Aircraft Basic Price.

                 3.2.1  Block A Aircraft.  The Aircraft Basic
Price of the Block A Aircraft, expressed in July 1992 dollars, is set forth below:

                 Base Airframe Price:    [CONFIDENTIAL MATTER
                 Special Features        OMITTED AND FILED
                 Engine Price            SEPARATELY WITH THE
                                         SECURITIES AND EXCHANGE
                 Block A Aircraft        COMMISSION PURSUANT TO
                 Basic Price             A REQUEST FOR
                                         CONFIDENTIAL TREATMENT]

                 3.2.2  Block A-1 and Block B Aircraft.  The
Aircraft Basic Price of the Block A-1 and Block B Aircraft with delivery, expressed in July 1992 dollars, is set forth below:

                 Base Airframe Price:    [CONFIDENTIAL MATTER
                 Special Features        OMITTED AND FILED
                 Engine Price            SEPARATELY WITH THE
                                         SECURITIES AND EXCHANGE
                 Block A-1/B Aircraft    COMMISSION PURSUANT TO
                 Basic Price             A REQUEST FOR
                                         CONFIDENTIAL TREATMENT]

The special features value above for the Block A-1 and Block B
Aircraft incorporates the special features reprice activity noted in Exhibit A-1 which includes Exhibit A, Change Orders 1,2, and 3 plus accepted Master Changes as of June 1, 1996.

            3.3  Aircraft Price.

                 3.3.1 Block A Aircraft, Block A-1 Aircraft and Block B Aircraft. The Aircraft Price of the Block A Aircraft, Block A-1 Aircraft and Block B Aircraft will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

                        3.3.1.1  the Block A Aircraft Basic
Price, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and the Block A-1 Aircraft and Block B Aircraft which is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; plus

                        3.3.1.2  the Economic Price Adjustments
for the respective Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Airframe and Engine - Block A, Block A-1 and Block B Aircraft) plus

                        3.3.1.3  other price adjustments made
pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

            3.4  Advance Payment Base Price.

                 3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

            Month and Year of            Advance Payment Base
            Scheduled Delivery            Price per Aircraft

            Block A Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

            Block A-1 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

            Block B Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

            3.4.2       Adjustment of Advance Payment Base Prices
- Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of the first Aircraft scheduled for delivery in a calendar year (First Aircraft), Boeing will increase or decrease the Advance Payment Base Price of the First Aircraft and all Aircraft scheduled for delivery after the First Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Price pursuant to this Agreement and
(ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

Continental Airlines, Inc.
Delivery Schedule for Model 757-224 Aircraft



     Cont Cont            Tab    Reg     Eng1    Eng2    Delivery
A/C# Dlvy Blk     MSN     Blk    No.     S/N     S/N     Date
----  -----  ----  ------  -----  ------  ------  -----   ------
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

August 13, 1997
1783-10R2



Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019

Subject:       Letter Agreement No. 1783-10R2 to
               Purchase Agreement No. 1783 - Option Aircraft


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 dated March 18, 1993 (the Purchase Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 757-224 aircraft (Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1783-10R1.

All terms used and not defined herein shall have the same meaning as in the Purchase Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing hereby agrees to manufacture and sell up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to Buyer, on the same terms and conditions set forth in the Purchase Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1.  Delivery.

    The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

    Month and Year                   Number of
     of Delivery                   Option Aircraft

    Block R Option Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2. Price. The basic price of the Option Aircraft shall be the same price as the Firm Aircraft pursuant to Article 3 to the Purchase Agreement, adjusted to reflect changes as set forth in paragraph 2 of Attachment A hereto and any other applicable written agreements executed by Boeing and Buyer.

3.  Option Aircraft Deposit.

    In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, and concurrent with Buyer's payment to Boeing of initial advance payments required under Supplemental Agreement No. 6 to the Purchase Agreement for the Aircraft, Buyer will pay a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Option Aircraft (the Option Deposit). In the event Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in Article 5 of the Purchase Agreement.

In the event that Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Option
Deposit for such Option Aircraft.

4.  Option Exercise.

    To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

    Option Aircraft                Option Exercise Date

    Block R Option Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5.  Contract Terms.

    Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Purchase Agreement to add the applicable Option Aircraft to the Purchase Agreement as a firm Aircraft (the Option Aircraft Supplemental Agreement).

In the event the parties have not entered into such an Option
Aircraft Supplemental Agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

6.  Cancellation of Option to Purchase.

    Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Purchase Agreement, as the case may be:

    (i)        purchase of an Aircraft under the Purchase
Agreement for any reason not attributable to the cancelling party;

    (ii) payment by Buyer of the Option Deposit with respect to such Option Aircraft pursuant to paragraph 3 herein;
or

    (iii)      exercise of the option to purchase such Option
Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of an Aircraft under the Purchase Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft. Boeing shall be entitled to retain the Option Deposit unless cancellation is attributable to Boeing's fault, in which case the Option Deposit shall also be returned to Buyer without interest.

7.  Applicability.

    Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft that are added to the Purchase Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Purchase Agreement.


If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By   /s/ Gunar O. Clem

Its Attorney in Fact

ACCEPTED AND AGREED TO this

Date: August 13, 1997

CONTINENTAL AIRLINES, INC.,



By   /s/ Brian Davis

Its Vice President
Attachment

Model 757-224 Aircraft

1.  Option Aircraft Description and Changes.

    1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification D924N104-3, dated March
18, 1993, as amended and revised pursuant to the Purchase
Agreement.

    1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

         [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

         (3) Changes required to obtain a Standard Certificate of Airworthiness.

    1.3  Effect of Changes.        Changes to the Detail
Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.  Price Description.

    2.1  Price Adjustments.

         2.1.1 Base Price Adjustments. The base airframe and base engine price (pursuant to Article 3 of the Purchase Agreement) of the Option Aircraft will be adjusted to Boeing's and the engine manufacturer's then-current prices as of the date of execution of the Option Aircraft Supplemental Agreement.

         2.1.2 Special Features. The price for special features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the Option Aircraft Supplemental Agreement only to the extent that such increase is attributable to an increase in Boeing's cost for purchased equipment.

         [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

         2.1.4 Price Adjustments for Changes. Boeing may adjust the basic price and the advance payment base prices for any changes mutually agreed upon by Buyer and Boeing subsequent to the date that Buyer and Boeing enter into the Option Aircraft Supplemental Agreement.

         2.1.5 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Detail Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of such price.

         2.1.6 Certification of Rolls-Royce Engines. It is understood by the parties that the price offered hereunder of the Rolls-Royce Engines may be adjusted by Rolls-Royce to reflect changes required to be incorporated to satisfy any new or amended United States Federal Aviation Administration (FAA) regulations. Therefore, in the event that after May 31, 1990, the FAA or other applicable U.S. Federal Agency issues new rules or regulations or changes or amends then-existing rules or regulations, and such new, changed or amended rules or regulations require changes to or modification of the Engines (Engine Modifications), then: (i) Boeing shall adjust the purchase price of the Option Aircraft in the amount by which Rolls-Royce revises its price of the Engines to Boeing as a result of such Engine Modifications; (ii) if the Engine Modifications require any change, modification or alteration to the Option Aircraft (Option Aircraft Modifications), the charge for making the Option Aircraft Modifications shall be added to the purchase price of the Option Aircraft; (iii) notwithstanding the provisions of paragraph 1 of this Letter Agreement, the time of delivery of the Option Aircraft shall be extended to the extent of any delay attributable to the Engine or Option Aircraft Modifications and said delay shall be deemed excusable; and (iv) Boeing shall, if necessary, revise the Option Aircraft Detail Specification as required to reflect the effects of the Engine Modifications or Option Aircraft Modifications.

3.  Advance Payments.

    3.1 Buyer shall pay to Boeing advance payments for the Option Aircraft pursuant to the schedule for payment of advance payments provided in the Purchase Agreement.
August 13, 1997
6-1162-WLJ-375R5



CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:       Letter Agreement No. 6-1162-WLJ-375R5 to
               Purchase Agreement No. 1783 -
               Special Matters


Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 dated
March 18, 1993 (the Agreement) between THE BOEING COMPANY
(Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to firm
Model 757-224 aircraft (Aircraft) and option Model 757-224 aircraft (Option Aircraft). Letter Agreement 6-1162-WLJ-375R4 is hereby cancelled and superseded.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2. Option Deposits. Notwithstanding the amount specified in paragraph 3 of Letter Agreement 1783-10R2 for the Option Deposit, Boeing and Buyer agree that the Option Deposit shall be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Option Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

    (b) Effective Date for Revised Interest Rate. Boeing and Buyer agree that the effective date for the interest calculation in changing from [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Any adjustments due Buyer as a result of this revised interest rate will be incorporated into the credits to be paid Buyer pursuant to paragraph 4 of Supplemental Agreement No. 7 to the Purchase Agreement.

    (c) Boeing Invoice. Boeing shall submit to Buyer, not less than fifteen (15) days prior to the end of each quarter, an invoice for interest accrued during each such quarter. Buyer's payment is due and payable to Boeing on the first business day of the following month. Boeing's invoice will show interest accrued during the quarter for each Aircraft for which advance payments have been deferred. The invoice will also include interest accrued on deferred advance payments with respect to other aircraft in other purchase agreements between Buyer and Boeing.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

7.  Simulator Data Package

    If Buyer elects to purchase a 757 Full Flight Simulator Data Package prior to February 1996, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The current purchase price of the Simulator Data Package is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

9.  Additional Training Materials

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

    - Three (3) additional sets of 35 mm slides as described in Paragraph 6.1.

    - Three (3) additional full scale colored instrument panel wall charts as described in Paragraph 6.1.

    - Three (3) additional sets of FRM/FIM training data as described in 6.6.

    - Three (3) additional sets of Video Programs as described in Paragraph 6.5.

The current price of such additional training materials is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

10. Maintenance Technical Specialist Support

    Boeing shall provide, on a mutually agreeable schedule, two
(2) technical specialists for a period of two (2) calendar months to advise and instruct Buyer's personnel in the maintenance of Buyer's 757 Aircraft. Boeing's specialist personnel shall be qualified to provide advice and instruction on 757 electrical and avionics systems. The scope of duties of these specialists shall exclude flying on Buyer's Aircraft in any technical capacity, performing maintenance work, and signing-off maintenance log books or aircraft maintenance releases. Boeing personnel shall be assigned to one of Buyer's maintenance bases within the United States and Buyer shall specify the base or bases prior to the assignment by Boeing of the specialist. Boeing personnel shall be assigned to a normal work shift, but not exceed eight (8) hours in any 24 hour period and five (5) days in any seven (7) day period. Buyer shall reimburse Boeing for all airfares incurred in the assignment or reassignment of Boeing's personnel.

Buyer shall pay, or reimburse Boeing for all taxes, fees, duties, licenses, permits and other similar requirements or expenses incurred by Boeing or its assigned employees, resulting from providing such technical support.

The services to be provided hereunder are of the type contemplated in paragraph 4, Part B of the Customer Support
Document and such provisions shall be applicable to Boeing's undertaking set forth herein.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

12. Confidential Treatment. Boeing and Buyer understand that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Buyer further agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-WLJ-367R5.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY



By   /s/ Gunar O. Clem

Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: August 13, 1997

CONTINENTAL AIRLINES, INC.



By   /s/ Brian Davis

Its Vice President

Attachment A to 6-1162-WLJ-375R5
Page 1

                   Continental Airlines, Inc.
               Purchase Agreement 1783 - Model 757



[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

August 13, 1997
6-1162-WLJ-367R5



CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:  Letter Agreement No. 6-1162-WLJ-367R5 to
    Purchase Agreement No. 1783 -
    Disclosure of Confidential Information


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 dated March 18, 1993 as amended and supplemented (the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 757-224 aircraft (the Aircraft). Letter Agreement 6-1162-WLJ-367R4 is hereby cancelled and superseded.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Boeing and Buyer each understand that certain commercial and financial information contained in the documents listed below and any documents that amend, supplement or supersede such document (Confidential Documents) is considered by the other party to be confidential.

2. Boeing and Buyer agree that each party will treat the Confidential Documents and the information contained therein as confidential and will not, without the other party's prior written consent, disclose such Confidential Documents or any information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations; or (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement.

3. In connection with any such disclosure or filing of the Confidential Documents, or the information contained therein pursuant to any such applicable law or governmental regulation, Buyer or Boeing, as applicable, will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing and Buyer agree to cooperate with each other in making and supporting any such request for confidential treatment.


Schedule of Confidential Documents


1.  Letter Agreement No. [CONFIDENTIAL MATERIAL OMITTED AND FILED
    SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
    PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.  Letter Agreement No. 6-1162-WLJ-367R5.

3.  Letter Agreement No. 6-1162-WLJ-369.

4.  Letter Agreement No. 6-1162-WLJ-372.

5.  Letter Agreement No. 6-1162-WLJ-375R5.

6.  Letter Agreement No. [CONFIDENTIAL MATERIAL OMITTED AND FILED
    SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
    PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.  Letter Agreement No. [CONFIDENTIAL MATERIAL OMITTED AND FILED
    SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
    PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.  Letter Agreement No. 6-1162-WLJ-391R1.

9.  Letter Agreement No. [CONFIDENTIAL MATERIAL OMITTED AND FILED
    SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
    PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

10. Letter Agreement No. 6-1162-WLJ-405.

11. Letter Agreement No. [CONFIDENTIAL MATERIAL OMITTED AND FILED
    SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
    PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

12. Letter Agreement No. [CONFIDENTIAL MATERIAL OMITTED AND FILED
    SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
    PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

13. Letter Agreement No. 6-1162-RGP-945.

14. Letter Agreement No. [CONFIDENTIAL MATERIAL OMITTED AND FILED
    SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
    PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

15. Letter Agreement No. [CONFIDENTIAL MATERIAL OMITTED AND FILED
    SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
    PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

16. Letter Agreement No. [CONFIDENTIAL MATERIAL OMITTED AND FILED
    SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
    PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY



By     /s/ Gunar O. Clem

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO

Dated as of August 13, 1997

CONTINENTAL AIRLINES, INC.



By     /s/ Brian Davis

Its    Vice President